UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 2006


                               TREX COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   001-14649                   54-1910453
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


            160 Exeter Drive
          Winchester, Virginia                                    22603-8605
(Address of Principal Executive Offices)                          (ZIP Code)


       Registrant's telephone number, including area code: (540) 542-6300


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     (b) On January 3, 2007, Trex Company, Inc. issued a news release announcing the resignation of Robert G. Matheny from the Trex Company Board of Directors, effective January 1, 2007. Mr. Matheny, who submitted his resignation on December 27, 2006, had served on the Board of Directors since 1998.

     A copy of Trex Company's news release is filed with this report as Exhibit 99 and is incorporated in this Item 5.02 by reference.


Item 9.01. Financial Statements and Exhibits

     (d) Trex Company herewith files the following exhibit:

Exhibit
Number          Description of Exhibit
-------         ----------------------
99              News Release of Trex Company, Inc., dated January 3, 2007







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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TREX COMPANY, INC.


Date: January 3, 2007                   /s/ Anthony Cavanna
                                            ------------------------------------
                                            Anthony Cavanna
                                            Chairman and Chief Executive Officer





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                                  EXHIBIT INDEX


Exhibit
Number          Description of Exhibit
-------         ----------------------
99              News Release of Trex Company, Inc., dated January 3, 2007